THE SARATAOGA ADVANTAGE TRUST

James Alpha MLP Portfolio

Class I (JMLPX)

Class A (JAMLX)

Class C (MLPCX)

Class S (JMLSX)

Supplement dated September 20, 2019 to the Class A, C and I Prospectus and the Class S Prospectus (the “Prospectuses”) and Class A, C and I Statement of Additional Information and the Class S Statement of Additional Information (the “SAIs”) of the James Alpha MLP Portfolio (the “Portfolio”), each dated March 29, 2019, as supplemented

This Supplement updates and supersedes any contrary information contained in the Prospectuses and the SAIs.

Effective the close of business on September 10, 2019, the Portfolio ceased selling shares to new investors or existing shareholders, including through exchanges into the Portfolio from other Portfolios in The Saratoga Advantage Trust (the “Trust”). Shares of the Portfolio are no longer available for purchase.

The Portfolio will discontinue its operations effective September 30, 2019 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

The Board of Trustees of the Trust, based on information provided by the Trust’s investment manager, James Alpha Advisors, LLC, has concluded that it is in the best interests of the Portfolio and its shareholders to discontinue the Portfolio’s operations. The Board has determined to close the Portfolio and redeem all outstanding shares on the Liquidation Date.

As a result of the liquidation, the Portfolio will no longer pursue its stated investment objective. The Portfolio will begin liquidating its portfolio and will hold cash and cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Portfolio are otherwise not available for purchase.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectuses entitled “Redemption of Shares.” Shareholders may also exchange their Portfolio shares for shares of the same class of any other Portfolio in the Trust, as described in and subject to any restrictions set forth under “EXCHANGE PRIVILEGE” in the Prospectuses. Unless your investment in the Portfolio is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Dividends and Distributions” and “Tax Consequences” sections in the Prospectuses for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE PORTFOLIO PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES REDEEMED AUTOMATICALLY AS OF THE CLOSE OF BUSINESS ON THE LIQUIDATION DATE. THE PROCEEDS OF ANY SUCH REDEMPTION WILL BE EQUAL TO THE NET ASSET VALUE OF

SUCH SHARES AFTER THE PORTFOLIO HAS PAID OR PROVIDED FOR ALL OF ITS CHARGES, TAXES, EXPENSES AND LIABILITIES. ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE PORTFOLIO, DUE TO THE PORTFOLIO’S SHAREHOLDERS WILL BE SENT TO A PORTFOLIO SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE PORTFOLIO AT 1-800-807-FUND.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Portfolio shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Portfolio at 1-800-807-FUND.

Investors Should Retain This Supplement For Future Reference.